SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D. C. 20549


                              FORM T - 1

               STATEMENT OF ELIGIBILITY UNDER THE TRUST
                INDENTURE ACT OF 1939 OF A CORPORATION
                     DESIGNATED TO ACT AS TRUSTEE


           CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
        OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)  _________

             FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
          (Exact name of trustee as specified in its charter)

                              13-3781471
                          (I. R. S. Employer
                          Identification No.)


               100 Wall Street, New York, NY          10005
          (Address of principal executive offices)     (Zip Code)


                       For information, contact:
                  David K. Leverich,  Vice President
             First Trust of New York, National Association
                      100 Wall Street, 16th Floor
                          New York, NY  10005
                      Telephone:  (212) 361-2502


                    J.P. MORGAN & CO. INCORPORATED
          (Exact name of obligor as specified in its charter)

               Delaware                               36-2625764
          (State or other jurisdiction of         (I. R. S. Employer
          incorporation or organization)          Identification No.)

               J.P. Morgan & Co. Incorporated
               60 Wall Street
               New York, New York                      10260
          (Address of principal executive offices)   (Zip Code)


                            DEBT SECURITIES
Item 1.   General Information.

     Furnish the following information as to the trustee - -

     (a) Name and address of each examining or supervising authority to which it is subject.

                    Name                         Address

               Comptroller of the Currency       Washington, D. C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.           Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.           List of Exhibits.

            Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

     Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

     Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of FormT-1, Registration No. 33-83774.

            Exhibit 4. By-Laws of First Trust of New York, National Association, Incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-55851.

            Exhibit 5.    Not applicable.

            Exhibit 6.    Consent of First Trust of New York, National
            Association, required by   Section 321(b) of the Act,
            incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

            Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on
            June 30, 1995, published pursuant to law     or the
            requirements of its supervising or examining authority.

Exhibit 8.    Not applicable.

Exhibit 9.  Not applicable.



                               SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of November, 1995.

                              FIRST TRUST OF NEW YORK,
                                NATIONAL ASSOCIATION

                              By:  /s/David K. Leverich
                                   David K. Leverich
                                   Vice President


                                                       Exhibit 7


                    First Trust of New York, N. A.
                   Statement of Financial Condition
                             As of 6/30/95

                               ($000's)

                                         6/30/95
Assets
  Cash and Due From Depository Institutions       $25,060
  Federal Reserve Stock                   3,150
  Fixed Assets                              828
  Intangible Assets                      69,700
  Other Assets                            6,623
     Total Assets                      $105,361


Liabilities
  Other Liabilities                       1,096
  Total Liabilities                       1,096

Equity
  Common and Preferred Stock              1,000
  Surplus                               104,000
  Undivided Profits                       (735)
     Total Equity Capital               104,265

Total Liabilities and Equity Capital              $105,361



To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N. A.


By:/s/ David K. Leverich
        Vice President

Date:  November 14, 1995